                                                                   Exhibit 10.18



                     PRODUCTION GROUP INTERNATIONAL, INC.

                              SERIES E PREFERRED

                           STOCK PURCHASE AGREEMENT

                               February 22, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                         Page
                                                                         ----

1.   Purchase and Sale of Stock...........................................  1
     1.1   Articles of Incorporation......................................  1
     1.2   Investor's Call Option.........................................  1
     1.3   Company Put Option.............................................  2
     1.4   Closing........................................................  3
     1.5   Additional Investors...........................................  3

2.   Representations and Warranties of the Company........................  4
     2.1   Organization, Good Standing and Qualification..................  4
     2.2   Capitalization and Voting Rights...............................  4
     2.3   Subsidiaries...................................................  5
     2.4   Authorization..................................................  5
     2.5   Valid Issuance of Preferred and Common Stock...................  5
     2.6   Governmental Consents..........................................  6
     2.7   Litigation.....................................................  6
     2.8   Confidentiality Agreement......................................  6
     2.9   Patents and Trademarks.........................................  7
     2.10  Compliance with Other Instruments..............................  7
     2.11  Agreements; Action.............................................  8
     2.12  Disclosure.....................................................  9
     2.13  Business Projections...........................................  9
     2.14  Registration Rights............................................  9
     2.15  Corporate Documents............................................  9
     2.16  Title to Property and Assets...................................  9
     2.17  Financial Statements...........................................  9
     2.18  Changes........................................................ 10
     2.19  Employee Benefit Plans......................................... 11
     2.20  Tax Returns, Payments and Elections............................ 11
     2.21  Insurance...................................................... 11
     2.22  Minute Books................................................... 11
     2.23  Labor Agreements and Actions................................... 11

3.   Representations, Warranties and Covenants of the Investors........... 12
     3.1   Authorization.................................................. 12
     3.2   Purchase Entirely for Own Account.............................. 12
     3.3   Disclosure of Information...................................... 12
     3.4   Investment Experience.......................................... 12
     3.5   Accredited Investor............................................ 12
     3.6   Restricted Securities.......................................... 12
     3.7   Further Limitations on Disposition............................. 13
     3.8   Legends........................................................ 13
     3.9   Consents....................................................... 14

     3.10  Litigation..................................................... 14
     3.11  Compliance with Other Instruments.............................. 14

4.   California Commissioner of Corporations.............................. 14
     4.1   Corporate Securities Law....................................... 14

5.   Conditions of Investor's Obligations at Closing...................... 14
     5.1   Representations and Warranties................................. 14
     5.2   Performance.................................................... 15
     5.3   Compliance Certificate......................................... 15
     5.4   Qualifications................................................. 15
     5.5   Proceedings and Documents...................................... 15
     5.6   Board of Directors............................................. 15
     5.7   Opinion of Company Counsel..................................... 15
     5.8   Stockholder Voting Agreement................................... 15
     5.9   Investors' Rights Agreement.................................... 15
     5.10  Restated Articles.............................................. 15
     5.11  Management Rights Letter....................................... 15
     5.12  Indemnification Agreements..................................... 16

6.   Conditions of the Company's Obligations.............................. 16
     6.1   Representations and Warranties................................. 16
     6.2   Performance.................................................... 16
     6.3   Restated Articles.............................................. 16
     6.4   Stockholder Voting Agreement................................... 16
     6.5   Investors' Rights Agreement.................................... 16

7.   Miscellaneous........................................................ 16
     7.1   Survival of Warranties......................................... 16
     7.2   Benefit of Agreement; Successors and Assigns................... 16
     7.3   Governing Law.................................................. 17
     7.4   Counterparts................................................... 17
     7.5   Titles and Subtitles........................................... 17
     7.6   Notices........................................................ 17
     7.7   Finder's Fee................................................... 17
     7.8   Expenses....................................................... 17
     7.9   Amendments and Waivers......................................... 18
     7.10  Severability................................................... 18
     7.11  Aggregation of Stock........................................... 18
     7.12  Complete Agreement............................................. 18
     7.13  Waiver of Conflicts............................................ 18

     SCHEDULE A -  Schedule of Investors
     SCHEDULE B -  Schedule of Current Securityholders
     SCHEDULE C -  Schedule of Exceptions

     EXHIBIT A  -  Second Restated Articles of Incorporation
     EXHIBIT B  -  Second Restated Investors' Rights Agreement
     EXHIBIT C  -  Second Restated Stockholder Voting Agreement
     EXHIBIT D  -  Investors' Voting Agreement
     EXHIBIT E  -  Opinion of Counsel for the Company

                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------


     THIS SERIES E PREFERRED STOCK PURCHASE AGREEMENT is made as of the 22nd day of February, 1996 (the "Effective Date"), by and among Production Group International, Inc., a Virginia corporation (the "Company"), and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor", and collectively shall be hereinafter referred to as the "Investors".

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.     Purchase and Sale of Stock.
            --------------------------

     1.1    Articles of Incorporation.  The Company shall have adopted and filed
            -------------------------
with the Virginia State Corporation Commission the Second Restated Articles of Incorporation in the form attached hereto as Exhibit A (the "Restated
                                             ---------
Articles").

     1.2    Investor's Call Option.  Upon written notice to the Company, each
            ----------------------
Investor, severally, shall have the right to purchase from the Company, and the Company agrees to sell to such Investor, up to one-half the number of shares of Series E Preferred Stock set forth opposite such Investor's name on Schedule A hereto, at a price of $8.35 per share. Such call option may be exercised from time to time, provided, that:

            (a) the total number of shares of Series E Preferred Stock purchased by such Investor pursuant to this Section 1.2, when added together with shares previously purchased by such Investor pursuant to Section 1.3 (the "Number of Previously Purchased Shares"), shall not exceed one-half the number of shares of Series E Preferred Stock set forth opposite such Investor's name on Schedule A hereto (the "Call Maximum");

            (b) such call option may not be exercised for an amount of shares less than the lesser of (i) 30,000 shares of Series E Preferred Stock, (ii) ten percent (10%) of the number of shares of Series E Preferred Stock set forth opposite such Investor's name on Schedule A hereto, or (iii) if the Number of Previously Purchased Shares by such Investor is less than the Call Maximum for such Investor but greater than forty percent (40%) of the number of shares of Series E Preferred Stock set forth opposite such Investor's name on Schedule A hereto, then the amount of the difference between the Call Maximum and the Number of Previously Purchased Shares;

            (c) written notice of the call option set forth in this Section 1.2 must be given no later than the earlier of (i) December 31, 1996, or (ii) twenty
(20) business days before the consummation of the Company's initial public offering of Common Stock.

     Notwithstanding (c) above, in the event that the Company is required to give notice to its shareholders pursuant to Section 1.3 of that certain Second Restated Investors' Rights

Agreement attached hereto as Exhibit B (the "Investors' Rights Agreement"), each
                             ---------
Investor shall have until two (2) weeks after the filing of such registration statement to exercise its call option, subject to the conditions set forth above.

     1.3    Company Put Option.  Upon written notice to each Investor, the
            ------------------
Company shall have the right to sell to each Investor, and each Investor agrees severally, but not jointly, to purchase from the Company up to the number of shares of Series E Preferred Stock set forth opposite such Investor's name on Schedule A hereto, at a price of $8.35 per share. Such put option may be exercised from time to time, provided, that:

            (a) such put option in the aggregate may not be exercised for an amount of shares less than ten percent (10%) of the total number of shares of Series E Preferred Stock set forth on Schedule A hereto;

            (b) the total number of shares of Series E Preferred Stock purchased by such Investor pursuant to this Section 1.3, when combined with shares previously purchased by such Investor pursuant to Section 1.2, shall not exceed the number of shares of Series E Preferred Stock set forth opposite such Investor's name on Schedule A hereto;

            (c) such put option shall be exercised with respect to each Investor;

            (d) in the event that such put option is exercised for less than the total number of shares of Series E Preferred Stock set forth on Schedule A hereto, such put option shall be exercised with respect to each Investor on a pro-rata basis;

            (e) the Board of Directors has approved exercise of such put option and has restricted the use of proceeds from the sale of Series E Preferred Stock pursuant to this Section 1.3 for identified and defined business acquisitions by the Company that have been approved by the Board of Directors and are scheduled to close by December 31, 1996;

            (f) through the end of the fiscal month immediately preceding the delivery of notice, the Company is profitable year-to-date in the then-current fiscal year, as measured by net income before provision for taxes, provided
                                                                   --------
further, that (i) in the event such put option is exercised during the first
-------
fiscal quarter of a year, then such profitability shall be measured as of the end of the preceding fiscal year, and (ii) such profitability is determined in accordance with generally accepted accounting principles applied on a consistent basis throughout the applicable year-to-date period and the fiscal year preceding such year-to-date period;

            (g) any shares previously purchased by an Investor pursuant to
Section 1.2 shall be first credited against such Investor's obligation to purchase shares pursuant to this Section 1.3;

            (h) the written notice by the Company shall contain a statement by the Chief Executive Officer of the Company that all of the conditions set forth in this Section 1.3 have been met;

            (i) written notice of the put option set forth in this Section 1.3 must be given no later than the earlier of (i) December 31, 1996, or (ii) twenty
(20) business days before the consummation of the Company's initial public offering of Common Stock;

            (j) The Company is in compliance with the requirements of Section
2.1 of the Investors' Rights Agreement; and

            (k) Mark Sirangelo is Chief Executive Officer of the Company and is performing the functions of Chief Executive Officer, and neither is he permanently disabled nor has he been disabled for the two months preceding the notice.

     1.4    Closing.  The purchase and sale of the Series E Preferred Stock,
            -------
whether pursuant to Section 1.2 or 1.3, shall take place at the offices of the Company at 9:00 a.m., Virginia time, on the date that is fifteen (15) business days after the delivery of notice to the relevant party or parties, or at such other time and place as the Company and the Investor exercising a call option in the case of Section 1.2, or as the Company and Investors acquiring in the aggregate more than half the shares of Series E Preferred Stock subject to the put option in the case of Section 1.3, mutually agree upon orally or in writing (which time and place are designated as a "Closing"). Notwithstanding the foregoing, a change in the date of a Closing pursuant to Section 1.3 to later than twenty-five (25) business days after the delivery of notice shall require the consent of each Investor. At a Closing the Company shall deliver to each Investor a certificate representing the Series E Preferred Stock that such Investor is purchasing against payment of the purchase price therefor by check or wire transfer. The Company shall also deliver to each Investor purchasing shares of Series E Preferred Stock at a Closing, whether pursuant to Section 1.2 or 1.3, a revised Schedule of Exceptions showing any changes to the Schedule of Exceptions attached to this Agreement at least two (2) business days prior to such Closing. Each Closing shall also be subject to the following conditions:

            (a) All the conditions set forth in Section 1.2 or 1.3, as the case may be, have been met, the Chief Executive Officer of the Company shall deliver a certificate attesting to such fact; and

            (b) Counsel for the Company shall deliver an opinion with respect to the capitalization of the Company and the due authorization and issuance of the shares of Series E Preferred Stock.

     1.5    Additional Investors.  The Company may, until sixty (60) days after
            --------------------
the Effective Date, add new parties to this Agreement, provided, that (a) such new parties execute signature pages to this Agreement and the other agreements referenced herein, and are subject to the terms and conditions of this Agreement and the other agreements referenced herein and shall be deemed an "Investor" for purposes of this Agreement; (b) Schedule A is amended accordingly; (c) the Company promptly notifies each Investor of such new party or parties and concurrently distributes an amended Schedule A; and (d) the aggregate amount of shares of additional Series E Preferred Stock represented by such new parties does not exceed 598,804 shares.

     2.     Representations and Warranties of the Company.  The Company hereby
            ---------------------------------------------
represents and warrants to each Investor that, except as set forth on a Schedule of Exceptions furnished each Investor and special counsel to the Investors (the "Schedule of Exceptions"), which exceptions shall be deemed to be representations and warranties as if made hereunder:

     2.1    Organization, Good Standing and Qualification.  The Company is a
            ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has all requisite corporate power and corporate authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

     2.2    Capitalization and Voting Rights.  The authorized capital of the
            --------------------------------
Company consists or will consist prior to the Closing of:

            (a) Preferred Stock. 5,387,125 shares of Preferred Stock, without
                ---------------
par value, (the "Preferred Stock"), 600,000 shares have been designated Series A Preferred Stock all of which are issued and outstanding, 400,000 shares of which have been designated Series B Preferred Stock, none of which is issued and outstanding, 1,350,000 shares have been designated Series C Preferred Stock, 1,260,151 shares of which are issued and outstanding, 1,600,000 shares have been designated Series D Preferred Stock, 1,574,997 shares of which are issued and outstanding, and 1,437,125 shares have been designated Series E Preferred Stock, up to all of which may be sold pursuant to this Agreement. The outstanding shares of Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are owned by the persons and in the numbers specified in Schedule B hereto. The rights, privileges and preferences of the Preferred Stock
----------
are, or as of the Closing will be, as stated in the Restated Articles.

            (b) Common Stock.  10,000,000 shares of Common Stock, without par
                ------------
value, (the "Common Stock"), of which 550,000 shares are issued and outstanding and are owned by Mark N. Sirangelo, 5,387,125 shares of which are reserved for issuance upon conversion of the Preferred Stock and a total of 711,000 shares are reserved for issuance upon exercise of currently existing options and options not yet granted.

            (c) Except for (A) the conversion privileges of the Company's Series A Preferred Stock, (B) the conversion privileges of the Company's Series B preferred Stock, (C) the conversion privileges of the Company's Series C Preferred Stock, (D) the conversion privileges of the Company's Series D Preferred Stock, (E) the conversion privileges of the Series E Preferred Stock to be issued under this Agreement, (F) the rights provided in Sections 2.6 of the Investors' Rights Agreement, (G) a total of 711,000 shares issuable upon exercise of currently outstanding options and options not yet granted or issued or reserved for issuance to employees, directors and consultants of the Company, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, except for the Second Restated Stockholder Voting Agreement attached hereto as Exhibit C (the "Stockholder
                                                ---------
Voting Agreement"), and that certain Investors Voting Agreement between the Investors and Mr. Mark N. Sirangelo concerning certain corporate transactions dated February 10, 1995 (the "Investors Voting Agreement") in the form attached hereto as Exhibit D, there is no agreement or understanding between any persons
          ---------
and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

     2.3    Subsidiaries.  The Company does not presently own or control,
            ------------
directly or indirectly, any interest in any other corporation, association, or other business entity.

     2.4    Authorization.  All corporate action on the part of the Company, its
            -------------
officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Investors' Rights Agreement and the Stockholder Voting Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance) and delivery of the Series E Preferred Stock and the Common Stock issuable upon conversion of the Series E Preferred Stock (collectively, the "Securities") have been taken or will be taken prior to the Closing, and each of this Agreement, the Investors' Rights Agreement, and the Stockholder Voting Agreement has been duly authorized, executed and delivered by the Company and it constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy and other laws of general application affecting the rights of creditors, and except to the extent that the availability of any equitable remedy is subject to the discretion of a court, and except insofar as the enforceability of the indemnification provisions of
Section 1.9 of the Investors' Rights Agreement may be limited by applicable laws and public policy.

     2.5    Valid Issuance of Preferred and Common Stock.
            --------------------------------------------

            (a) The shares of Series E Preferred Stock which are being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of the Investors in this Agreement, will be issued in compliance with all applicable securities laws as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Series E Preferred Stock hereunder. The Common Stock issuable upon conversion of the Series E Preferred Stock has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Articles, will be duly and validly issued, fully paid and nonassessable, and assuming the representations of the Investors in this Agreement continue to be true and correct as of the date of such conversion or exercise, issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Series E Preferred Stock hereunder.

            (b) The outstanding shares of Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable securities laws as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and the Common Stock.

     2.6    Governmental Consents.  No consent, approval, order or authorization
            ---------------------
of, or registration, qualification, designation, declaration or filing with, any federal, state or, local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, the Investors' Rights Agreement or the Stockholder Voting Agreement, except for those already filed and except for the filing pursuant to
Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, and any other required state securities law filings that may be filed after the Closing, which filings will be effected within fifteen (15) days of each sale of Series E Preferred Stock.

     2.7    Litigation.  There is no action, suit, proceeding or investigation
            ----------
pending or, to the Company's knowledge, currently threatened against the Company which questions the validity of this Agreement, the Investors' Rights Agreement, the Stockholder Voting Agreement, or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition or affairs of the Company (financially or otherwise) as presently conducted or proposed to be conducted, or any change in the current equity ownership of the Company, nor is the Company aware of any facts which would serve as the basis for any litigation which is likely to result in a judgment against the Company which would have a material adverse effect on the assets, condition or affairs of the Company, financially or otherwise. The foregoing includes, without limitation, actions pending or threatened (or any fact which would serve as the basis for any such action which is likely to result in such a judgement against the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

     2.8    Confidentiality Agreement.  Each employee and officer of the Company
            -------------------------
has executed a Confidentiality Agreement in substantially the form provided to special counsel to the Investors. The Company, after reasonable investigation, is not aware that any of its employees or officers are in violation thereof. Neither the execution nor delivery of this Agreement, the Investors' Rights Agreement or the Stockholder Voting Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed to be conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.

     2.9    Patents and Trademarks.  The Company has sufficient title and
            ----------------------
interest in and to all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. The Schedule of Exceptions contains a complete list of patents and pending patent applications of the Company. The Company is not aware of any patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes for which it would need to obtain title and interest in and to for its business as now conducted and as proposed to be conducted. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.
The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed to be conducted in the Business Plan, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted.

     2.10   Compliance with Other Instruments.  The Company is not in violation
            ---------------------------------
or default in any material respect of any provision of the Restated Articles or its Amended and Restated Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement, the Investors' Rights Agreement and the Stockholder Voting Agreement, and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either such a default under any such provision, instrument, judgment, order, writ, decree or contract or be an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

     2.11   Agreements; Action.
            ------------------

            (a) Except for agreements explicitly contemplated by this Agreement, the Investors' Rights Agreement, the Stockholder Voting Agreement or the Investors Voting Agreement, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

            (b) Except for agreements explicitly contemplated by this Agreement or the Investors' Rights Agreement, there are no agreements, understandings, instruments, contracts, or proposed transactions, to which the Company is a party or by which it is bound outside the normal course of business, which may involve obligations (contingent or otherwise) of, or payments to the Company in excess of, $100,000.

            (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $100,000 or, in the case of indebtedness and/or liabilities individually less than $100,000, in excess of $250,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its material assets or rights.

            (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

            (e) Since November 30, 1995, the Company has not received notice that there has been a cancellation of one or more orders for the Company's services or a loss of one or more customers of the Company, the cancellation or loss of which in the aggregate would result in the loss of an amount equal to or greater than 1% of the Company's revenues for the fiscal year ended November 30, 1995. The Company is not aware of any facts or circumstances that would lead it to reasonably believe that there will be a cancellation of one or more orders for the Company's services or a loss of one or more customers of the Company, the cancellation or loss of which in the aggregate would materially adversely affect the business and prospects of the Company.

            (f) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under the Restated Articles or its Amended and Restated Bylaws, which materially adversely affects its business as now conducted or as proposed to be conducted, its properties or its financial condition.

            (g) With the exception of any discussions held with all of the Investors, the Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the

Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

     2.12   Disclosure.  The Company has fully provided each Investor with all
            ----------
the information which such Investor has requested for deciding whether to purchase the Series E Preferred Stock and has answered all questions posed by such Investors. Neither this Agreement, the Investors' Rights Agreement, the Stockholder Voting Agreement, nor any other written statements or certificates delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

     2.13   Business Projections.  The business projections of the Company dated
            --------------------
October 11, 1995 delivered to the Investors were prepared in good faith by the Company and the Company reasonably believes that as of the date of delivery of such projections, there was a reasonable basis for such projections. It is acknowledged that such shall not be regarded as guarantees or assurances with respect to such matters.

     2.14   Registration Rights.  Except as provided in the Investors' Rights
            -------------------
Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

     2.15   Corporate Documents.  Except for amendments necessary to satisfy
            -------------------
representations and warranties or conditions contained herein (the form of which amendments has been approved by the Investors), the Restated Articles and the Amended and Restated Bylaws of the Company are in the form previously provided to special counsel for the Investors.

     2.16   Title to Property and Assets.  The Company owns the property and
            ----------------------------
assets that it purports to own in the Financial Statements (as defined in Section 2.17 below) free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in material compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances. All of the Company's personal properties, whether owned or leased, are in good operating condition (normal wear and tear excepted) and are adequate and suitable for the purposes for which they are currently being used.

     2.17   Financial Statements.  The Company has delivered to each Investor
            --------------------
its audited financial statements (balance sheet and profit and loss statement) at August 31, 1995 and for the fiscal year then ended and for the period from inception to such date and its unaudited financial statements at November 30, 1995 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements accurately set out and describe in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to November 30, 1995 and
(ii) obligations under contracts and commitments incurred in the ordinary course of business, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

     2.18   Changes.  Since November 30, 1995, there has not been:
            -------

            (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business which have not been, in the aggregate, materially adverse;

            (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

            (c) any waiver by the Company of a valuable right or of a material debt owed to it;

            (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

            (e) any change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject, which would have a material adverse effect on the Company or its business;

            (f) any change in any compensation arrangement or agreement with any officer; or

            (g) to the Company's knowledge, any other event or condition of any character which might materially and adversely affect the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted).


     2.19   Employee Benefit Plans.  The Company does not have any Employee
            ----------------------
Benefit Plan as defined in the Employee Retirement Income Security Act of 1974 ("ERISA").

     2.20   Tax Returns, Payments and Elections.  The Company has filed all tax
            -----------------------------------
returns and reports as required by law. To the Company's knowledge these returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith which are listed in the Schedule of Exceptions. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as a collapsible corporation pursuant to Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a materially adverse effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets.

     2.21   Insurance.  The Company has in full force and effect fire and
            ---------
casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. The Company also has in full force and effect general liability insurance and insurance covering all rights customarily insured against by businesses that are similarly situated.

     2.22   Minute Books.  The minute books of the Company provided to the
            ------------
Investors contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

     2.23   Labor Agreements and Actions.  The Company is not bound by or
            ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company. The Company is not obligated to contribute to or accrue or pay benefits under any deferred compensation or retirement funding arrangement.

     3.     Representations, Warranties and Covenants of the Investors.  Each
            ----------------------------------------------------------
Investor hereby represents and warrants severally, but not jointly, that:

     3.1    Authorization.  It has full power and authority to enter into this
            -------------
Agreement, the Investors' Rights Agreement and the Stockholder Voting Agreement and to perform all its obligations hereunder and thereunder. This Agreement, the Investors' Rights Agreement and the Stockholder Voting Agreement have been duly authorized, executed and delivered by such Investor and constitutes its valid and legally binding obligation, enforceable in accordance with their terms.

     3.2    Purchase Entirely for Own Account.  This Agreement is made with each
            ---------------------------------
Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the shares of Series E Preferred Stock will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the shares of Series E Preferred Stock.

     3.3    Disclosure of Information.  Each Investor has had an opportunity to
            -------------------------
ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series E Preferred Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

     3.4    Investment Experience.  Each Investor is an institutional investor
            ---------------------
in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series E Preferred Stock. Each Investor also represents it has not been organized solely for the purpose of acquiring the Series E Preferred Stock.

     3.5    Accredited Investor.  Each Investor is an accredited investor as
            -------------------
defined in Rule 501(a) of Regulation D, as amended, promulgated under the Securities Act of 1933, as amended (the "Act").

     3.6    Restricted Securities.  Each Investor understands that the shares of
            ---------------------
Series E Preferred Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, each Investor represents that it is familiar with Rule 144, promulgated under the

Act as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     3.7    Further Limitations on Disposition.  Without in any way limiting the
            ----------------------------------
representations set forth above, each Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Agreement, the Investors' Rights Agreement, the Stockholder Voting Agreement, and

            (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable state securities laws; or

            (b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act or any applicable state securities laws. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

            (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or to the siblings, lineal descendants or ancestors of such partner or his spouse, if the transferee agrees in writing to be subject to the Investors' Rights Agreement and the Stockholder Voting Agreement to the same extent as if he were an original Investor hereunder.

     3.8    Legends.  It is understood that the certificates evidencing the
            -------
Securities may bear one or all of the following legends:

            (a) "These securities have not been registered under the Securities Act of 1933 or any applicable state securities laws. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act and applicable state securities laws or an opinion of counsel and/or other evidence reasonably satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144."

            (b) Any legend required by the laws of the Commonwealth of Virginia, the State of California and any other state in which the securities will be issued.

     3.9    Consents.  No consent, approval, order or authorization of, or
            --------
registration, qualification, designation, declaration or filing with any local, state, federal or foreign governmental authority on the part of such Investor is required in connection with the valid execution and delivery of this Agreement, the Investors' Rights Agreement, the Stockholder Voting Agreement and the consummation of the transactions contemplated hereby and thereby.

     3.10   Litigation.  There is no action, suit, proceeding or investigation
            ----------
pending or, to such Investors' knowledge, currently threatened against the Investors which questions the validity of this Agreement, the Investors' Rights Agreement, the Stockholder Voting Agreement or the right of such Investor to enter into them, or to consummate the transactions contemplated hereby or thereby.

     3.11   Compliance with Other Instruments.  Such Investor is not in
            ----------------------------------
violation or default in any material respect of any provision of its charter documents, or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to such Investor. To such Investor's best knowledge, the execution, delivery and performance of this Agreement, the Investors' Rights Agreement, the Stockholder Voting Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, such a default under any such provision, instrument, judgment, order, writ, decree or contract.

4.   California Commissioner of Corporations.
     ---------------------------------------

     4.1    Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE THE
            ------------------------
SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     5.     Conditions of Investor's Obligations.  The obligations of each
            ------------------------------------
Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Effective Date of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

     5.1    Representations and Warranties.  The representations and warranties
            ------------------------------
of the Company contained in Section 2 shall be true and correct on and as of the Effective Date with the same force and effect as though such representations and warranties had been made on and as of the date of the Effective Date.

     5.2    Performance.  The Company shall have performed and complied with all
            -----------
agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Effective Date.

     5.3    Compliance Certificate.  The President of the Company shall deliver
            ----------------------
to each Investor on or prior to the Effective Date a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled and stating that there shall have been no material adverse change in the business, affairs, operations, properties, assets or condition of the Company since November 30, 1995.

     5.4    Qualifications.  The Company shall have obtained all necessary state
            --------------
securities law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Series E Preferred Stock, or such permits or qualifications are not required to be obtained until after the Effective Date.

     5.5    Proceedings and Documents.  All corporate and other proceedings in
            -------------------------
connection with the transactions contemplated as of the Effective Date and all documents incident thereto shall be reasonably satisfactory in form and substance to Investors' special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

     5.6    Board of Directors.  Effective as of the Effective Date, the
            ------------------
directors of the Company shall be Mark Sirangelo, Peter Wendell, Robert McCormack, Rose Sirangelo and Ed Doody. First Plaza Group Trust will retain its right under the Stockholder Voting Agreement to designate one representative.

     5.7    Opinion of Company Counsel.  Each Investor shall have received from
            --------------------------
Ginsburg, Feldman and Bress, counsel for the Company, an opinion, dated as of the Effective Date, in the form attached hereto as Exhibit E.
                                                   ---------

     5.8    Stockholder Voting Agreement.  The Company, each Investor, Mr.
            ----------------------------
Sirangelo and the other parties listed in the Stockholder Voting Agreement shall have executed and delivered the Stockholder Voting Agreement.

     5.9    Investors' Rights Agreement.  The Company and each Investor shall
            ---------------------------
have entered into the Investors' Rights Agreement.

     5.10   Restated Articles.  The Restated Articles shall have been filed with
            -----------------
the Virginia State Corporation Commission.

     5.11   Management Rights Letter.  The Company shall have executed a letter
            ------------------------
granting certain management rights to the Michael P. Galvin 1994 Trust.

     5.12   Indemnification Agreements.  Each officer and director of the
            --------------------------
Company as of the Effective Date and the Company shall have executed agreements indemnifying such officers and directors.

     6.     Conditions of the Company's Obligations.  The obligations of the
            ---------------------------------------
Company to each Investor under this Agreement are subject to the fulfillment on or before the Effective Date of each of the following conditions by that
Investor:

     6.1    Representations and Warranties.  The representations and warranties
            ------------------------------
of the Investor contained in Section 3 shall be true and correct on and as of the Effective Date with the same force and effect as though such representations and warranties had been made on and as of the Effective Date.

     6.2    Performance.  The Investors shall have performed and complied with
            -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Effective Date.

     6.3    Restated Articles.  The Restated Articles shall have been filed with
            -----------------
the Virginia State Corporation Commission.

     6.4    Stockholder Voting Agreement.  The Company, each Investor, Mr.
            ----------------------------
Sirangelo and the other parties listed in the Stockholder Voting Agreement shall have executed and delivered the Stockholder Voting Agreement.

     6.5    Investors' Rights Agreement.  The Company, each Investor, Mr.
            ---------------------------
Sirangelo and the other parties listed in the Investors' Rights Agreement shall have executed and delivered the Investors' Rights Agreement.

     7.     Miscellaneous.
            -------------

     7.1    Survival of Warranties.  Except for the warranties and
            ----------------------
representations in Sections 2.1, 2.4 and 3.7 which shall survive indefinitely, the warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement for two years from the Effective Date and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

     7.2    Benefit of Agreement; Successors and Assigns.  Except as otherwise
            --------------------------------------------
provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as otherwise expressly provided in this Agreement.

     7.3    Governing Law.  This Agreement shall be governed by and construed
            -------------
under the laws of the Commonwealth of Virginia, without giving effect to the conflict of law provisions.

     7.4    Counterparts.  This Agreement may be executed in two or more
            ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.5    Titles and Subtitles.  The titles and subtitles used in this
            --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     7.6    Notices.  Unless otherwise provided, any notice required or
            -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or by courier, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

     7.7    Finder's Fee.  Each party represents that it neither is nor will be
            ------------
obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible.

     The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     7.8    Expenses.  Irrespective of whether the Closing is effected, the
            --------
Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and all other agreements contemplated herein and shall pay the reasonable fees and out-of-pocket expenses of the Company counsel. If the Closing is not effected, the Investors shall pay all costs and expenses that they incur with respect to the negotiation, execution, delivery and performance of this Agreement and all other agreements contemplated herein and shall pay the reasonable fees and out-of-pocket expenses of the Investors' counsel. If the Closing is effected, the Company shall, at the Closing, reimburse the reasonable fees of the law firm of Venture Law Group, sole special counsel for the Investors relating to the transactions contemplated by this Agreement in an amount not to exceed $15,000, and shall, upon receipt of a bill therefor, reimburse the reasonable out-of-pocket expenses of such counsel.

     7.9    Amendments and Waivers.  Any term of this Agreement may be amended
            ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock issued or issuable upon conversion of the Series E Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible) and the Company.

     7.10   Severability.  If one or more provisions of this Agreement are held
            ------------
to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.11   Aggregation of Stock.  All shares of Series E Preferred Stock held
            --------------------
or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     7.12   Complete Agreement.  The Agreement, together with all Exhibits and
            ------------------
Schedules hereto, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements and understanding, oral or written, with respect thereto.

     7.13   Waiver of Conflicts.  Each party to this Agreement acknowledges that
            -------------------
Venture Law Group, special counsel for the Investors, has in the past performed and may continue to perform legal services for (a) certain of the Investors in matters unrelated to the transactions described in this Agreement, including the representation of such Purchasers in venture capital financings and other matters, and (b) for the Company in miscellaneous corporate matters. Accordingly, each party to this Agreement hereby (1) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (2) gives its informed consent to Venture Law Group's representation of certain of the Investors in such unrelated matters and the Company in such unrelated matters and to Venture Law Group's representation of the Investors in connection with this Agreement and the transactions contemplated hereby.



[REST OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              PRODUCTION GROUP INTERNATIONAL, INC.



                              By:
                                  ---------------------------------
                                  Mark N. Sirangelo, President

                    Address:  One Courthouse Metro
                              Suite 200
                              2200 Wilson Boulevard
                              Arlington, Virginia 22201



         SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              MELLON BANK, N.A., as Trustee for First Plaza Group Trust (as directed by General Motors Investment Management Corporation)


                              By:
                                  ---------------------------------
                              Name:
                                    -------------------------------

                              Title:
                                     ------------------------------


                    Address:  One Mellon Bank Center
                              Pittsburgh, PA  15258-0001

         SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              SIERRA VENTURES IV, a
                              California Limited Partnership

                              By its General Partner,

                              SV ASSOCIATES IV, L.P., a California Limited
                              Partnership


                              By:
                                  ------------------------------
                                  Peter C. Wendell
                                  General Partner

                    Address: 3000 Sand Hill Road, Bldg 4, Suite 210 Menlo Park, California 94025


                              SIERRA VENTURES IV INTERNATIONAL, a California Limited Partnership

                              By its General Partner,

                              SV ASSOCIATES IV, L.P., a California Limited
                              Partnership


                              By:
                                  ------------------------------
                                  Peter C. Wendell
                                  General Partner


                    Address: 3000 Sand Hill Road, Bldg 4, Suite 210 Menlo Park, California 94025

         SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              MERIFIN CAPITAL N.V.



                              By:
                                  ------------------------------
                              Name:
                                    ------------------------------
                              Title:
                                    ------------------------------

                    Address:  c/o Finabel S.A.
                              254 Route de Lausanne
                              CH-1292 Geneva, Chambesy, Switzerland
                              Attn:  Guillaume de Rham

             with a copy to:  Merifin Capital
                              200 Park Avenue, 25th Floor
                              New York, NY  10166
                              Attn:  Christopher Wright

         SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              ORCHID & CO., nominee for T. Rowe Price Theshold Fund III, L.P.

                              By:   T. Rowe Price Threshold Fund
                                    Associates, Inc.
                                    General Partner


                                  By:
                                      ------------------------------
                                  Name:
                                        ----------------------------
                                  Title:
                                         ---------------------------

                    Address:  100 East Pratt Street
                              Baltimore, Maryland  21202

         SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              TRIDENT CAPITAL PARTNERS FUND-I, L.P., a Limited Partnership

                              By: TRIDENT CAPITAL, L.P., a Delaware Limited Partnership
                              Title: General Partner

                              By:    TRIDENT CAPITAL, INC.
                              Title: General Partner


                                  By:
                                      -----------------------------
                                      Robert C. McCormack

                    Address:  2480 Sand Hill Road, Suite 201
                              Menlo Park, California  94025


                              190 South LaSalle Street, Suite 2760
                              Chicago, Illinois  60603

         SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              TRIDENT CAPITAL PARTNERS FUND-I, C.V., a
                              Netherlands Antilles Limited Partnership

                              By: TRIDENT CAPITAL, L.P., a Delaware Limited Partnership
                              Title: Investment General Partner

                              By:    TRIDENT CAPITAL, INC.
                              Title: General Partner


                                  By:
                                      -------------------------------------
                                      Robert C. McCormack, Co-Chairman


                    Address:  2480 Sand Hill Road, Suite 201
                              Menlo Park, California  94025


                              190 South LaSalle Street, Suite 2760
                              Chicago, Illinois  60603

         SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              MICHAEL P. GALVIN 1994 TRUST



                              By:
                                  ---------------------------------
                              Title:
                                     ------------------------------

                    Address:  2000 L Street, Suite 200
                              Washington, D.C. 20036

         SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              MERCURY PARTNERS, LLC



                              By:
                                  -------------------------------
                                   Bradley W. de Koning
                                   Managing Director

                    Address:  Mercury Partners, LLC
                              11100 Santa Monica Blvd.
                              Suite 2020
                              Los Angeles, CA  90025

         SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              -----------------------------------
                              Frederic C. Hamilton

                    Address:  The Hamilton Companies
                              1560 Broadway, Suite 2200
                              Denver, Colorado  80202

         SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              WLD/LAMONT PARTNERS


                              By:
                                  ---------------------------------
                                  Douglas S. Luke, General Partner

                     Address: One E. Broward Blvd., #101
                              Ft. Lauderdale, FL  33301

         SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              ABS EMPLOYEES' VENTURE FUND L.P.


                              By:
                                  -----------------------------------
                                  Mayo A. Shattuck, III
                                  President, Alex. Brown Investments, Inc.
                                  G.P. of Partnership

                    Address:  135 E. Baltimore Street
                              Baltimore, MD  21202



         SIGNATURE PAGE TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT